Supplement dated August 10, 2001 to the Advantus Series Fund, Inc. Prospectus dated May 1, 2001:

The section captioned "Investing in the Fund - Managing the Portfolios" on page 58 of the Prospectus is supplemented as follows:

Effective immediately, Elizabeth B. Dater joins Sammy Oh as co-portfolio manager of the Small Company Growth Portfolio. Ms. Dater replaces Stephen J.
Lurito, who no longer serves as co-portfolio manager.    Ms. Dater has been
with CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Ms Dater joined Warburg Pincus in 1978 and served as director of research from 1984 to 1988 before founding the Warburg Pincus Small Cap and Post-Venture Capital Group in 1988.

Investors should retain this supplement for future reference.
F. 56384 8-2001